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                                                                    EXHIBIT 99.6

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                 (In thousands)

                                                                 Pro Forma
                                                   Historical   Adjustments   Pro Forma
                                                   ----------   -----------   ---------
ASSETS
Current Assets:
   Cash and cash equivalents....................    $ 28,304    $ (3,339)(a)  $ 24,965
   Accounts receivable, net.....................      60,703     (11,445)(b)    49,258
   Inventories..................................      83,658     (11,292)(b)    72,366
   Prepaid expenses and other current assets....      13,694      (3,627)(b)    10,067
                                                    --------    --------      --------
     Total current assets.......................     186,359     (29,703)      156,656
Property, plant and equipment, net..............      77,943     (11,997)(b)    65,946
Other assets....................................      16,351       3,779 (c)    20,130
                                                    --------    --------      --------
     Total......................................    $280,653    $(37,921)     $242,732
                                                    ========    ========      ========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities:
   Short-term debt and current portion of
      long-term debt............................    $  5,102    $   (833)(b)  $  4,269
   Accounts payable.............................      47,666     (11,347)(b)    36,319
   Accrued expenses.............................      23,702      (5,086)(b)    18,616
   Other current liabilities....................       2,423        (247)(b)     2,176
                                                    --------    --------      --------
     Total current liabilities..................      78,893     (17,513)       61,380
                                                    --------    --------      --------

Long-term Liabilities:
   Long-term debt...............................     123,773      (3,389)(b)   120,384
   Accrued pension liabilities..................      48,013     (24,358)(b)    23,655
   Environmental liabilities, net...............      26,846          -- (b)    26,846
   Other liabilities............................       1,379        (439)(b)       940
                                                    --------    --------      --------
     Total long-term liabilities................     200,011     (28,186)      171,825
                                                    --------    --------      --------
     Total liabilities..........................     278,904     (45,699)      233,205

Minority Interest...............................         568        (165)(b)       403

Shareholder's equity............................       1,181       7,943 (d)     9,124
                                                    --------    --------      --------
     Total......................................    $280,653    $(37,921)     $242,732
                                                    ========    ========      ========
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(a)  Reflects the following:

Elimination of existing cash balances of GfE, MIR, FAG and ABF.......   $(6,838)
Cash proceeds from the sale of the above companies ($6,499), net of cash proceeds received by GfE for the sale of its
   sales office ($3,000).............................................     3,499
                                                                        -------
                                                                        $(3,339)
                                                                        =======

(b)  Reflects balances of GfE, MIR, FAG and ABF.

(c)  Reflects the following:

Other assets of GfE, MIR, FAG and ABF................................   $(3,221)
Metallurg's restructured loan to GfE.................................     7,000
                                                                        -------
                                                                        $ 3,779
                                                                        =======

(d)  Reflects the following:

Difference between proceeds and net book value of GfE, MIR, FAG
   and ABF as if the transaction occurred on September 30, 2002......   $ 9,944

Senior Discount Notes received in sale transaction...................    (2,001)
                                                                        -------
                                                                        $ 7,943
                                                                        =======